United States Steel Corporation Third Quarter 2016 Earnings Presentation November 1, 2016 © 2011 United States Steel Corporation

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Forward-looking Statements These slides and remarks are being provided to assist readers in understanding the results of operations, financial condition and cash flows of United States Steel Corporation for the third quarter of 2016. They should be read in conjunction with the consolidated financial statements and Notes to Consolidated Financial Statements contained in the quarterly report on Form 10-Q for the quarter ending September 30, 2016. This presentation contains information that may constitute “forward-looking statements” within the meaning of Section 27 of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward- looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “will” and similar expressions or by using future dates in connection with any discussion of, among other things, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume growth, share of sales and earnings per share growth, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward- looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward- looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to the risks and uncertainties described in this report and in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2015, and those described from time to time in our future reports filed with the Securities and Exchange Commission. References to "we," "us," "our," the "Company," and "U. S. Steel," refer to United States Steel Corporation and its Consolidated Subsidiaries. United States Steel Corporation

Explanation of Use of Non-GAAP Measures We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share, earnings (loss) before interest, income taxes, depreciation and amortization (EBITDA), adjusted EBITDA and net debt, which are all non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. Net debt is a non-GAAP measure calculated as total debt less cash and cash equivalents. We believe net debt is a useful measure in calculating enterprise value. We believe that EBITDA considered along with the net earnings (loss), is a relevant indicator of trends relating to cash generating activity and provides management and investors with additional information for comparison of our operating results to the operating results of other companies. Both EBITDA and net debt are used by analysts to refine and improve the accuracy of their financial models which utilize enterprise value. Adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA are non-GAAP measures that exclude the effects of restructuring charges, impairment charges and losses associated with USSC that are not part of the Company’s core operations. We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations, particularly cash generating activity, by excluding the effects of restructuring charges, impairment charges and losses associated with non-core operations that can obscure underlying trends. U. S. Steel’s management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors, many of which use adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA as alternative measures of operating performance. Additionally, the presentation of adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance, because management does not consider the adjusting items when evaluating the Company’s financial performance or in preparing the Company’s annual financial outlook. Adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA should not be considered a substitute for net income (loss), earnings (loss) per diluted share or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies. United States Steel Corporation

United States Steel Corporation 2016 Outlook If market conditions, which include spot prices, customer demand, import volumes, supply chain inventories, rig counts and energy prices, remain at their current levels, we expect: • 2016 net loss of approximately $355 million, or a loss of $2.26 per share, and adjusted EBITDA of approximately $475 million; • Results for our Flat-Rolled and European segments to be higher than 2015 results and results for our Tubular segment to be lower than 2015 results; • To be cash positive for the year, including net proceeds from our equity offering of $482 million and approximately $500 million of cash benefits from working capital improvement in 2016, primarily related to better inventory management, driven by improved sales and operations planning practices; and • Improved results from Other Businesses and approximately $52 million of postretirement benefit income. We believe market conditions will change, and as changes occur during the balance of 2016, our net loss and adjusted EBITDA should change consistent with the pace and magnitude of changes in market conditions.

6 As we move through the rest of 2016, operational issues remain a headwind for us, as we continue to recover from unplanned outages in the third quarter, while also completing our planned maintenance outages. We have identified the critical assets that require additional capital investment and increased maintenance spending in order to improve our reliability and quality, and to lower our costs. We plan to use our strong cash and liquidity position to expedite the revitalization of our facilities and to fund additional growth projects. This will enhance the ongoing development of the differentiated solutions that make us a strategic business partner for our customers. We continue to make progress on our Carnegie Way transformation, and we have many opportunities ahead of us. See the Appendix for the reconciliation of the Outlook net earnings to adjusted EBITDA.

Carnegie Way – Accumulating Benefits 55% 12% United States Steel Corporation Carnegie Way Benefits1 – FY 2016 Impact $ Millions 1 Carnegie Way benefits are based on the incremental impact in 2016 as compared to 2015 as the base year. $645 $705$60 Previously announced Additional announced today Total 2016 benefits announced to date

8 We are increasing our capabilities and training more of our employees on our Carnegie Way methodologies to support our growing pipeline of projects and accelerate the pace of project completion, allowing for it to be more self-sustaining. The Carnegie Way methodology remains a powerful driver of new value creating projects as our employees gain better insight into the potential sources of new opportunities. Including the benefits from projects we implemented during the third quarter, our new total for the full year impact from Carnegie Way benefits in 2016 is $705 million as compared to 2015 as the base year. These benefits resulted from the completion of 370 projects in the third quarter and reflect the tremendous efforts of all of our employees, particularly in the areas of manufacturing and supply chain, where we have our greatest opportunities for improvement. We continue to maintain a strong pipeline of projects, with over 500 new projects added during the third quarter. Carnegie Way benefits in 2016 include significant contributions from: • overhead reduction efforts at our Headquarters and operating facilities; • yield improvements at raw materials, steel producing and finishing operations; and • improved blast furnace fuel mix and usage rates in both our Flat-Rolled and European segments. Our pace of progress on the Carnegie Way transformation continues to exceed our expectations. The continuing benefits are improving our ability to earn the right to grow and then drive sustainable profitable growth over the long-term as we deal with the cyclicality and volatility of the global steel industry. With over 7,500 active projects, we have many opportunities ahead of us.

Carnegie Way transformation Phase 1: Earning the right to grow: • Economic profits • Customer satisfaction and loyalty • Process improvements and focused investment Phase 2: Driving profitable growth with: • Innovation and Technology • Differentiated customer solutions • Focused M&A Strategic Approach United States Steel Corporation

10 Our sights are set firmly on our future – a future we believe is filled with many exciting opportunities. All of those opportunities are made possible by our thoughtful, disciplined approach to transforming our company through what we call The Carnegie Way. The Carnegie Way is the framework for who we want – and need – to be as a company and how we can get there. At its heart, The Carnegie Way is about creating real and sustainable value for all of our stakeholders. It’s about differentiating ourselves from our competition through the development of innovative products, processes and approaches to doing business; to be a true business partner and solutions provider to our customers. It’s also about creating a culture that is rooted in time-tested principles and commitment to collaboration, accountability and results at all levels. Our Carnegie Way transformation is a true journey, not a sprint. However, we are more than two full years in and our progress continues to exceed expectations. The hard work of The Carnegie Way transformation is translating into stronger financial results and better performance for our investors, customers, and employees. Our aspiration to become sustainably profitable, of earning economic profit across the cycle and being profitable across the trough remains unchanged, and The Carnegie Way is helping us get closer to that goal. On the next two pages we will highlight major opportunities we are pursuing to “earn the right to grow” and “drive profitable growth.”

Phase 1: Earning the right to grow Revitalizing our facilities • Investing in critical assets for reliability, quality and productivity • Raw Materials • Steelmaking • Finishing Carnegie Way transformation United States Steel Corporation

12 Taking the next steps to support our customers' needs requires an acceleration and increase in investments in our facilities. The highly successful and well-received capital markets transactions that we completed in the second and third quarters of this year give us a very strong cash and liquidity position. We are seizing the opportunity to revitalize our facilities by making strategic investments in critical parts of our operations to improve our product quality and capabilities, improve our customer service and delivery performance, and lower our costs through more consistent and efficient operating performance. We have been investing in revitalizing our facilities but, based on the operating challenges we faced in the third quarter, we are accelerating the pace of our efforts. The projects we are pursuing cover all aspects of our operations, and are focused on addressing the assets most critical to our success. Projects involve both capital investments and enhanced repair and maintenance practices and spending, including increases in preventative maintenance that we are deploying through our reliability centered maintenance, or RCM, initiative. We are continuing to implement RCM at all of our facilities and have seen the benefits of improved maintenance capabilities raise our facilities up to higher performance standards. While RCM improves maintenance efficiency, the revitalization of our assets will increase our production. We currently expect that costs and capital spending associated with revitalizing facilities in the fourth quarter will be approximately $30 million and $10 million higher, respectively, compared to the third quarter. We are currently developing our maintenance and capital spending plans for 2017, and the costs and capital spending associated with our increased focus on revitalizing our assets will be comprehended in the annual maintenance and capital spending guidance that we will provide in January when we release our fourth quarter and full year 2016 results.

Carnegie Way transformation

Phase 2: Driving profitable growth

Innovation, technology and differentiated automotive solutions

- ✓ Steel is better for customers and the environment
- ✓ Steel remains the material of choice given its superior strength, formability, resilience, light-weighting, and cost
- ✓ U. S. Steel Gen 3 steels further enhance these already superior characteristics


Material
Formability
Fracture Resistance
Corrosion Resistance
Tooling Cost
Piece Cost
Gen 3
PHS
Gen 1+
Gen 1
Mild Steel Vs. Aluminum
Aluminum
Strength

Better
Worse

AHSS: Advanced High-Strength Steel
PHS: Press Hardened Steel (Hot-stamped)

14 Since the formation of our Commercial Entities, we have placed a high-priority on integrating with and listening to our customers to find out what they need from us, where they are headed in terms of product development and how we can create value in helping them get there. Strong quality and delivery in a reliable and safe manner are the fundamentals we cannot lose sight of as we seek innovative growth opportunities. Safety and light-weighting and advanced grades of steel are at the forefront of our automotive customers’ needs. Our advanced Generation 3 grades of steel offer our customers higher strength, while also providing higher formability without the need for hot stamping. Based on life cycle assessment data, steel is more environmentally friendly than aluminum. We are making innovative investments in the next generation of advanced high strength steels, including Generation 3 alternatives. We are at the forefront in North America in the development of Generation 3 grades of advanced high strength steel. We have developed a proprietary finishing line design that will allow us to produce coated Generation 3 steels in a low cost manner, offering our customers affordable solutions to meet their safety and light weighting targets. Our customers are actively asking for Generation 3 steels and we intend to be the first to market with commercially available grades. The table highlights the multiple advantages that Generation 3 grades exhibit over alternative materials. We are excited by this opportunity to provide our customers with materials they are actively seeking. Generation 3 steel is the best material for formability, fracture and corrosion resistance and tooling cost. Our Generation 3 steels will provide a cost effective solution to allow our customers to both increase safety and meet their future regulatory obligations.

United States Steel Corporation Business Update Steelmaking facilities Flat-Rolled finishing facilities Iron ore mining facilities Tubular facilities U. S. Steel Europe Operating updates

16 There were no significant changes to our operating configuration in the third quarter from the standpoint of idling or restarting facilities, but we experienced unplanned outages at several of our steelmaking and finishing facilities that adversely impacted shipments from our Flat-Rolled facilities during the third quarter. We completed a planned maintenance outage at our Minntac iron ore facility in the third quarter and a planned blast furnace maintenance outage at Great Lakes Works in October. We have a scheduled four week outage at one of the smaller blast furnaces at Gary Works this month. In our Flat-Rolled segment, we are currently operating the steelmaking and finishing facilities at our Gary, Great Lakes and Mon Valley Works. We continue to operate finishing facilities at our Granite City, Fairfield, Midwest, East Chicago, and Fairless Hills locations. We continuously review market conditions and the restart of idled facilities in the context of sustainable increases in steel demand that would support operating rates at profitable levels. We have a similar situation at our mining operations. Our Keetac facility remains idled and the increased efficiencies at Minntac provide the lowest pellet costs for our current steelmaking requirements. Minntac can support the steelmaking facilities we are currently operating. We would not expect to restart Keetac until our sustainable projected pellet requirements would support efficient operation of the facility. Our Tubular operations continue to face very difficult market conditions. Low and volatile oil prices have resulted in depressed drilling activity and rig counts. We took decisive actions to reduce our costs by idling certain facilities within the segment in the first quarter, but we continued to operate the facilities needed to support our customers. Our welded operations at Lone Star remain idled, and our seamless operations in Fairfield and Lorain are operating at very low levels, consistent with our current order rates. Our European operations are seeing stable market conditions and are running at high levels at this time.

United States Steel Corporation Flat-Rolled YTD auto sales remain slightly ahead of 2015 levels, up 0.3% Appliance unit shipments up 4% YTD through September according to the Association of Home Appliance Manufacturers (AHAM6) The Architectural Billing Index (construction leading indicator) posted two consecutive months below 50 (indicating contraction); 1st time since summer 2012 Service center carbon flat-rolled inventory is down 17.5% y-o-y U. S. Steel Europe V4** car production is expected to grow over 3% in 2016 Appliance growth in Central Europe expected to outperform EU average growth in 2016. Central Europe appliance market projected to grow 5% in 2016 EU construction activity is expected to grow nearly 2% in 4Q Tubular Market conditions improving. Oil rigs increasing and pockets of demand beginning to appear in OCTG products 3Q WTI oil prices flat with 2Q, but recent WTI price approaching 2016 highs OCTG inventory supply chain continues to decrease Market Updates* Major industry summary and market fundamentals ** Visegrad Group – Czech Republic, Hungary, Poland and Slovakia *See Appendix for additional detail and data sources.

18 We constantly monitor trends in the markets we serve, and receive updates in those markets directly from our customers as well as external publications. Based on this information our assessment of our markets is: • The automotive market continues to be a very good market for us and we expect slight year-over- year growth compared with 2015. • We continue to expect good growth rates in the appliance market similar to last year, yet the construction market remains choppy and uneven, with an expectation that full year growth might slow somewhat from 2015. • Supply chain inventories are decreasing. • In the energy markets, rig counts are slowly improving, but low oil prices remain a significant headwind. At this time, we do not see any factors, other than increasing oil prices, that would drive a significant improvement in tubular demand with impacts to both our Tubular and Flat-Rolled segments. • We continue to expect slight growth in the automotive, appliance and construction markets in Europe as compared to last year, but tin mill products continue to face challenges from imports.

Segment Earnings (Loss) Before Interest and Income Taxes $ Millions Adjusted EBITDA $ Millions 2Q 2016 4Q 2015 3Q 2015 3Q 2015 4Q 2015 1Q 2016 Note: For reconciliation of non-GAAP amounts see Appendix 4Q 2015 3Q 2015 1Q 2016 Third Quarter 2016 Results United States Steel Corporation Adjusted Net Earnings (Loss) $ Millions 3Q 2015 4Q 2015 2Q 2016 Improved results in all segments 1Q 2016 3Q 2016 2Q 2016 3Q 2016 1Q 2016 3Q 2016 2Q 2016 3Q 2016 Highest segment results since fourth quarter 2014 Improved market prices reflected in results for our Flat-Rolled and European segments Reported Net Earnings (Loss) $ Millions

20 We reported net earnings of $51 million, or $0.32 per diluted share, for the third quarter. We reported operating income for the third quarter of $138 million at the segment level, our highest quarterly segment results since 2014. EBITDA, adjusted to exclude an unfavorable adjustment of $14 million for the impairment of intangible assets, was $272 million for the third quarter. Our third quarter results improved significantly from the second quarter, with improved results in all of our segments. Our European segment posted its best results since the third quarter of 2008 and our Flat-Rolled segment posted its best results since the fourth quarter of 2014. Our improving cost structure continues to drive increases in our margins and the increase in domestic steel prices in the second quarter resulted in improved spot and contract price realizations. While market conditions have improved recently, we remain focused on lowering our break-even point and working closely with our customers to improve our market position and create value for all of our stakeholders.

Cash from Operations $ Millions 2Q 2016 1Q 2016 4Q 2015 LTM 3Q 2016 Total Estimated Liquidity $ Millions YE 2015 YE 2014 YE 2013 3Q 2016 Cash and Liquidity United States Steel Corporation Cash and Cash Equivalents $ Millions Net Debt $ Millions YE 2013 YE 2014 YE 2015 3Q 2016 YE 2013 YE 2014 YE 2015 3Q 2016 Increased cash and liquidity from equity issuance, improved operating results and continued working capital reductions Strong cash and liquidity position Refinancing of near term debt maturities and equity issuance improved financial flexibility and reduced credit risk Note: For reconciliation of non-GAAP amounts see Appendix

22 We ended the third quarter with $1.4 billion of cash and total liquidity of $3.1 billion. We generated cash from operations of $264 million in the third quarter. We generated cash from operations of $577 million for the first nine months of the year, and have reduced working capital by $491 million in 2016. In the third quarter we raised net proceeds of $482 million from issuing equity, and we repurchased $62 million of debt in open market purchases for $61 million. Additional details on our equity issuance and debt repurchases will be provided in our third quarter 2016 Form 10-Q that will be filed tomorrow. Our net debt at the end of the third quarter was $1.6 billion, its lowest level since the second quarter of 2009. Maintaining strong cash and liquidity is a competitive advantage for us during a trough in the business cycle, particularly when the timing and duration of a recovery remains uncertain. While working capital and capital spending are two areas we control that can have the greatest impact on our cash and liquidity position, we are working to identify and maximize cash benefits in all areas. We are working to strengthen our balance sheet and we are constantly evaluating all options to improve our position so that we are prepared to act quickly when the right opportunity presents itself.

Earnings (Loss) Before Interest and Income Taxes $ Millions Average Realized Prices $ / Ton 3Q 2015 4Q 2015 1Q 2016 Third Quarter 2016 Flat-Rolled Segment 3Q 2015 4Q 2015 1Q 2016 Shipments Net tons (Thousands) 3Q 2015 4Q 2015 2Q 2016 United States Steel Corporation EBITDA $ Millions 3Q 2015 4Q 2015 1Q 2016 2Q 2016 3Q 2016 2Q 2016 3Q 2016 2Q 2016 3Q 2016 1Q 2016 3Q 2016 Improved results despite operating challenges Shipments negatively impacted by 125,000 tons from unplanned outages Highest segment results since fourth quarter 2014 Note: For reconciliation of non-GAAP amounts see Appendix Improved spot market prices also flowed through to market based contracts

24 Third quarter results for our Flat-Rolled segment improved from the second quarter as both spot and contract prices increased, and benefits from an improving product mix and our Carnegie Way initiatives continued to grow. Operational issues adversely impacted shipments from our Flat-Rolled facilities. In the last half of the third quarter, we experienced unplanned outages at several of our steelmaking and finishing facilities. Our third quarter shipments were negatively impacted by approximately 125,000 tons as a result of unplanned outages, as our streamlined plant operating configuration extends the time it takes to recover volumes from unplanned outages. A planned outage and lower operating rates at our mining operations also negatively impacted our results. The increase in Flat-Rolled results for the third quarter of 2016 compared to the third quarter 2015 primarily resulted from higher average realized prices, lower raw material costs, reduced losses in 2016 after the shutdown of the blast furnace and associated steelmaking assets and most of the finishing operations at Fairfield Works in the third quarter of 2015, partially offset by increased repairs and maintenance and other operating costs and increased costs for profit-based payments.

Loss Before Interest and Income Taxes $ Millions Average Realized Prices $ / Ton 3Q 2015 4Q 2015 1Q 2016 Third Quarter 2016 Tubular Segment 3Q 2015 4Q 2015 1Q 2016 Shipments Net tons (Thousands) 3Q 2015 4Q 2015 1Q 2016 United States Steel Corporation EBITDA $ Millions 3Q 2015 4Q 2015 1Q 2016 2Q 2016 3Q 2016 2Q 2016 3Q 2016 2Q 2016 3Q 2016 2Q 2016 3Q 2016 Energy market conditions remain challenging Historically low utilization levels and low prices continue to negatively impact the segment Imports remain at high levels Note: For reconciliation of non-GAAP amounts see Appendix

26 Third quarter results for our Tubular segment increased compared to the second quarter, but continue to reflect the challenges of operating at very low utilization rates in a low price environment. The decrease in Tubular results for the third quarter of 2016 compared to the third quarter 2015 was primarily due to lower average realized prices and decreased shipment volumes, as a result of high import levels, lower energy pricing and a continued decline in drilling activity, partially offset by lower substrate costs.

Earnings (Loss) Before Interest and Income Taxes $ Millions Average Realized Prices $ / Ton 3Q 2015 4Q 2015 1Q 2016 Third Quarter 2016 U. S. Steel Europe Segment 3Q 2015 4Q 2015 1Q 2016 Shipments Net tons (Thousands) 3Q 2015 4Q 2015 1Q 2016 United States Steel Corporation EBITDA $ Millions 3Q 2015 4Q 2015 1Q 2016 2Q 2016 3Q 2016 2Q 2016 3Q 2016 2Q 2016 3Q 2016 2Q 2016 3Q 2016 Highest quarterly results since third quarter 2008 Note: For reconciliation of non-GAAP amounts see Appendix European trade cases are beginning to level the playing field Carnegie Way delivering improved cost per ton, despite higher raw material costs

28 Third quarter results for our European segment increased compared to the second quarter due to higher average realized euro-based prices, partially offset by higher iron ore costs. The ongoing benefits of our Carnegie Way efforts continue to drive improved operating margins. The increase in USSE results for the third quarter of 2016 compared to the third quarter 2015 was primarily due to lower raw materials costs, reduced operating costs from operating efficiencies and higher shipment volumes, partially offset by lower average realized euro-based prices.

Source: Company Filings Flat-Rolled Segment Average realized prices near post-financial crisis average with increased profitability Flat-Rolled Segment $ / short ton

30 The Flat-Rolled segment chart above highlights our improving earnings power despite lower average realized prices. The decisions we have made to exit unprofitable businesses, aggressively address our cost structure, optimize our facility footprint for current market conditions, and generally address the things we can control, is resulting in a more profitable business. Our average realized price is just beginning to move towards our average levels since the financial crisis started in 2008, yet our EBITDA/ton is significantly higher. In pursuit of higher margins, we have also moved our product mix towards a more value-add mix. We remain focused on value, not volume.

Carnegie Way Transformation Improving Earnings Power United States Steel Corporation First 9 months 2016 vs. first 9 months 2015 Flat-Rolled EBITDA $ Millions $55/ton ̶ Carnegie Way Benefits Flat-Rolled $ Millions 2015 YTD EBITDA Commercial Cost & Other Income Carnegie Way 2016 YTD EBITDA Note: For reconciliation of non-GAAP amounts see Appendix

32 Steel prices rebounded sharply in the first half of 2016. Prices increased nearly 70% to their peak prices in June 2016. The market, however, was coming off of unsustainably low prices that were being distorted by a combination of heavy volumes of unfairly traded imports, falling scrap prices, and a dismal energy end-market. These peak 2016 levels, however, only brought market prices back to more historical norms. The EBITDA bridge illustrates the significant headwinds we faced over the first nine months of 2016. Using our Flat-Rolled segment as an example, this bridge chart shows that our adjusted EBITDA increased despite lower realized prices and volumes. Our focus on improving our value-add mix while operating a reduced steelmaking footprint is resulting in higher profitability. While we did have favorable effects from lower raw materials costs, we would have had an EBITDA loss without the Carnegie Way benefits generated from improving our controllable costs and operating efficiency throughout the year and optimizing our footprint for the current market conditions. A $55 per ton improvement from controllable costs and operating efficiency over a one-year period is certainly not typical in our industry and for your reference we have included in the appendix of this presentation a slide that illustrates similar progress we made year-to-date in 2016 in both our Tubular and European segments.

© 2011 United States Steel Corporation Appendix United States Steel Corporation

Major end-markets summary Flat-Rolled Segment United States Steel Corporation Automotive September sales rebound from a lower than expected August, increasing by a SAAR of 740,000 units. Vehicle inventory increased by 3 days to 65 days supply on October 1. Year-to-date (YTD) sales remain slightly ahead of 2015 levels, up 0.3%. The sales mix of vehicles in 2016 has shifted to 62% truck versus only 53% two years ago. Industrial Equipment Mining equipment continues lower, while expectations for agricultural demand remains flat at low levels. No near term increase forecasted in construction equipment despite construction market growth. Tin Plate Domestic mill shipments YTD through August are down 12%. Offsetting the domestic volume decreases, imports of tin mill products have increased in 2016, up 11% over the first 9 months of 2016 (based on September import license data), totaling 800,000 tons. Appliance Appliance shipments (AHAM6) in September were very strong, up 6.9% year-over-year (y-o-y), bringing the total YTD units shipped up 3.6% from 2015. Pipe and Tube Structural tubing orders have decreased as producers balance both inventory and demand in the falling spot HRC market as they approach the end of the year. Despite rig counts now over 520 rigs, customers not projecting any demand increase in near future. Line pipe project quotes are at a normal level, no increased awards being granted at this time. Construction Construction has been uneven and below expectations in 2016. Sept housing starts -9% to a SAAR of 1.047 million, and y-o-y -11.9%. However, permits up 8.5% y-o-y. Construction spending has increased only 4.9% through August. Sept ABI fell to 48.4, second month in a row below 50. 2017 non-residential contracted square footage on pace to be lowest since 2013. Service Center September shipments fell 230,000 month-over-month with 2 fewer ship days in September. Inventory in reasonable position at 2.4 months. Carbon flat-rolled inventory is more than 1.04 million tons lower y-o-y, a reduction of 17.5%. Coated shipments well above 2015 levels, up 11%; CR down 5% and HR down over 8% YTD. Sources: Wards / McGrawHill - Dodge / Customer Reports / MSCI US Dept of Commerce / Case-Shiller / Census Bureau / AHAM / AISI / AIA

Market industry summary Tubular Segment United States Steel Corporation Sources: Baker Hughes, US Energy Information Administration, Preston Publishing, Internal Oil Directed Rig Count Higher oil prices led to U.S. energy companies putting more rigs back to work during the third quarter. The oil directed rig count averaged 390 during 3Q, an increase of 17% quarter over quarter (q-o-q). As of October 28, there were 441 active oil rigs. Gas Directed Rig Count The natural gas directed rig count averaged 88 during 3Q, an increase of 1% q-o-q. Improving natural gas market fundamentals and outlook resulted in an increase in drilling in October. As of October 28, there were 114 active natural gas rigs. Natural Gas Storage Level The year-over-year surplus of gas in storage has nearly disappeared. As of October 21, there was 3.9 Tcf of natural gas in storage, 1.3% above year-ago levels and 4.9% above the five year average. Oil Price The West Texas Intermediate oil price averaged $45 per barrel during 3Q, no change from the second quarter. Prices have recently hit 2016 highs, exceeding $50 per barrel. Natural Gas Price The Henry Hub natural gas price averaged $2.88 per million btu during 3Q, up $0.74 or 35% q-o-q. The outlook for 4Q prices remains positive as the U.S. enters the high demand period for residential heating. Imports Imports remain high. During the third quarter, import share of OCTG apparent market demand is projected to exceed 48%. OCTG Inventory Overall OCTG supply chain inventory continues to decrease and demand is developing for certain products as drilling rates increase. Months supply is below 10.

Major end-markets summary United States Steel Corporation U. S. Steel Europe Segment Sources: Eurofer, USSK Marketing, IHS, BDS Automotive EU car production reached 4.1 million units in 3Q, a decrease of 2.5% y-o-y. EU car production is projected to grow by 2.3% y-o-y in 4Q to 4.6 million units. Total 2016 EU car production is forecasted to grow by 3.6% to roughly 18.7 million units. V4 car production is anticipated to increase by 0.1% y-o-y in 4Q after 3Q’s fall of 3.5% y-o-y. Total V4 2016 car production is forecasted to grow by 3.2% to roughly 3.4 million units. Appliance The EU appliance market is projected to grow by 4.5% in 3Q and 2.2% in 4Q y-o-y. Demand conditions for the electrical domestic appliances sector have remained favorable, reflecting the sustained boost from private consumption in the EU and improving momentum in activity of the residential construction sector. Low interest rates and easing financing conditions have also encouraged private real estate investment. EU domestic appliance market is expected to increase by 4.6% y-o-y in 2016. Central Europe will continue to achieve higher growth in 2016 at 5% y-o-y. Tin Plate EU tin market consumption has decreased by 3% in 3Q, in line with q-o-q trend in 2015. Weak results in the European agriculture sector and a seasonal slowdown in 4Q combined with an ongoing inflow of cheap Asian imports are resulting in a projection of consumption growth at 2% y-o-y in 2016. Construction The estimates for 3Q are positive with growth expected at 1.6% y-o-y, reflecting improvement of the construction activity in the countries where the construction output stagnated during previous quarter. With fairly similar conditions anticipated for 4Q, Eurofer expects growth of 1.8% y-o-y. Total output growth in the EU is forecasted to 1.4% in 2016. Service Centers After the strong sales activity of service centers in first half 2016, the EU flat product distribution sector’s outlook for 4Q looks more challenging but still positive. Sales during the second half 2016 are expected to reflect the usual seasonal destocking over this period, but the key factor with regards to expected firm and stable supply is the low level of imports into the EU market.

U. S. Steel Commercial – Contract vs. Spot Contract vs. spot mix – twelve months ended September 30, 2016 Firm 28% Market Based Quarterly * 22% Flat-Rolled Market Based Monthly * 14% Tubular U. S. Steel Europe Spot 25% Cost Based 10% Contract: 75% Spot: 25% Firm 41% Market Based Quarterly* 2% Spot 36% Cost Based 10% Program 36% Contract: 64% Spot: 36% Market Based Monthly* 11% Spot 64% Program: 36% Spot: 64% United States Steel Corporation Market Based Semi-annual * 1% *Annual contract volume commitments with price adjustments in stated time frame

United States Steel Corporation Other Items Capital Spending Third quarter actual $51 million, 2016 estimate $350 million Depreciation, Depletion and Amortization Third quarter actual $126 million, 2016 estimate $505 million Pension and Other Benefits Costs Third quarter actual $32 million, 2016 estimate $101 million Pension and Other Benefits Cash Payments (excluding voluntary pension contributions) Third quarter actual $50 million, 2016 estimate $155 million

Safety Performance Rates Global OSHA Recordable Incidence Rates 2010 through September 2016 United States Steel Corporation Frequency of Injuries (per 200,000 manhours) Data for 2010 forward includes Lone Star Tubular Operations, Bellville Tubular Operations, Rig Site Services, Tubular Processing Houston, Offshore Operations Houston, and Wheeling Machine Products. Data for 2011 forward includes Transtar. Data for 2010 through 2011 includes U. S. Steel Serbia. Data for 2010 through 2014 Includes Canada. 1% Improvement 2010 to 2016 Global Days Away From Work Incidence Rates 2010 through September 2016 35% Improvement 2010 to 2016

Flat-Rolled $ Millions Tubular $ Millions Note: For reconciliation of non-GAAP amounts see Appendix Carnegie Way Transformation Improving Earnings Power United States Steel Corporation 2015 YTD EBITDA Commercial Costs & Other Income 2016 YTD EBITDA 2015 YTD EBITDA Commercial Costs & Other Income 2016 YTD EBITDA First 9 months 2016 vs. first 9 months 2015 Segment EBITDA U. S. Steel Europe $ Millions 2015 YTD EBITDA Commercial Costs & Other Income 2016 YTD EBITDA ($67) Price ($196) Volume ($223) $275 ($166) $136 Price ($149) Volume ($68) $176 $87 $182 $45 $27/ton ̶ Carnegie Way Benefits $172/ton ̶ Carnegie Way Benefits Carnegie Way Carnegie Way Carnegie Way $55/ton ̶ Carnegie Way Benefits $153 Volume ($184) Price ($432) $237 $425 $199

United States Steel Corporation Net Earnings and Adjusted EBITDA included in Outlook Reconciliation of Net Earnings to adjusted EBITDA Included in Outlook ($ millions) FY 2016 Projected net loss attributable to United States Steel Corporation included in Outlook ($355) Estimated income tax expense 40 Estimated net interest and other financial costs 270 Estimated depreciation, depletion and amortization 505 Restructuring, impairment and other charges 15 Projected annual adjusted EBITDA included in Outlook $475

United States Steel Corporation Net Debt Net Debt ($ millions) 3Q 2016 YE 2015 YE 2014 YE 2013 Short-term debt and current maturities of long-term debt $92 $45 $378 $323 Long-term debt, less unamortized discount 2,988 3,093 3,086 3,576 Total Debt $3,080 $3,138 $3,464 $3,899 Less: Cash and cash equivalents 1,445 755 1,354 604 Net Debt $1,635 $2,383 $2,110 $3,295 Reconciliation of net debt

United States Steel Corporation Adjusted Results ($ millions) 3Q 2016 2Q 2016 1Q 2016 4Q 2015 3Q 2015 Reported net earnings (loss) $51 ($46) ($340) ($1,133) ($173) Supplemental unemployment and severance costs and other charges ─ (23) 25 ─ 7 Loss on shutdown of Fairfield Works Flat-Rolled Operations (a) ─ ─ ─ ─ 53 Losses associated with U. S. Steel Canada Inc. ─ ─ ─ 121 10 Loss on debt extinguishment ─ 24 ─ ─ ─ Granite City Works temporary idling charges ─ ─ ─ 99 ─ Impairment of equity investment ─ ─ ─ 18 ─ Impairment of intangible assets 14 ─ ─ ─ ─ Loss on retirement of senior convertible notes ─ ─ ─ 36 ─ Postemployment benefit actuarial adjustment ─ ─ ─ 26 ─ Deferred tax asset valuation allowance ─ ─ ─ 753 ─ Restructuring and other charges ─ ─ ─ 47 ─ Adjusted net earnings (loss) $65 ($45) ($315) ($33) ($103) Reconciliation of reported and adjusted net earnings (losses) (a) Includes the shutdown of the blast furnace and associated steelmaking operations, along with most of the Flat-Rolled finishing operations at Fairfield Works, and does not include the slab and rounds caster and #5 coating line.

United States Steel Corporation Adjusted Results ($ per share) 3Q 2016 2Q 2016 1Q 2016 4Q 2015 3Q 2015 Reported diluted EPS (LPS) $0.32 ($0.32) ($2.32) ($7.74) ($1.18) Supplemental unemployment and severance costs and other charges ─ (0.16) 0.17 ─ 0.05 Loss on shutdown of Fairfield Works Flat-Rolled Operations (a) ─ ─ ─ ─ 0.36 Losses associated with U. S. Steel Canada Inc. ─ ─ ─ 0.82 0.07 Loss on debt extinguishment ─ 0.17 ─ ─ ─ Granite City Works temporary idling charges ─ ─ ─ 0.68 ─ Impairment of equity investment ─ ─ ─ 0.12 ─ Impairment of intangible assets 0.08 ─ ─ ─ ─ Loss on retirement of senior convertible notes ─ ─ ─ 0.25 ─ Postemployment benefit actuarial adjustment ─ ─ ─ 0.18 ─ Deferred tax asset valuation allowance ─ ─ ─ 5.14 ─ Restructuring and other charges ─ ─ ─ 0.32 ─ Adjusted diluted EPS (LPS) $0.40 ($0.31) ($2.15) ($0.23) ($0.70) Reconciliation of reported and adjusted diluted EPS (LPS) (a) Includes the shutdown of the blast furnace and associated steelmaking operations, along with most of the Flat-Rolled finishing operations at Fairfield Works, and does not include the slab and rounds caster and #5 coating line.

United States Steel Corporation Adjusted Results ($ millions) 3Q 2016 2Q 2016 1Q 2016 4Q 2015 3Q 2015 Reported net earnings (loss) $51 ($46) ($340) ($1,133) ($173) Income tax provision (benefit) 19 (7) 14 593 (50) Net interest and other financial costs 62 81 65 87 53 Reported earnings (loss) before interest and income taxes $132 $28 ($261) ($453) ($170) Depreciation, depletion and amortization expense 126 129 129 129 136 EBITDA $258 $157 ($132) ($324) ($34) Supplemental unemployment and severance costs and other charges ─ (23) 25 ─ 12 Loss on shutdown of Fairfield Works Flat-Rolled Operations (a) ─ ─ ─ ─ 91 Losses associated with U. S. Steel Canada Inc. ─ ─ ─ 121 16 Granite City Works temporary idling charges ─ ─ ─ 99 ─ Impairment of equity investment ─ ─ ─ 18 ─ Impairment of intangible assets 14 ─ ─ ─ ─ Postemployment benefit actuarial adjustment ─ ─ ─ 26 ─ Restructuring and other charges ─ ─ ─ 47 ─ Adjusted EBITDA $272 134 ($107) ($13) $85 Reconciliation of adjusted EBITDA (a) Includes the shutdown of the blast furnace and associated steelmaking operations, along with most of the Flat-Rolled finishing operations at Fairfield Works, and does not include the slab and rounds caster and #5 coating line.

United States Steel Corporation Adjusted Results Segment EBITDA – Flat-Rolled ($ millions) 3Q 2016 2Q 2016 1Q 2016 4Q 2015 3Q 2015 2Q 2015 1Q 2015 Segment earnings (loss) before interest and income taxes $114 $6 ($188) ($88) ($18) ($64) ($67) Depreciation 87 89 91 $90 99 99 104 Segment EBITDA $201 $95 ($97) $2 $81 $35 $37 Reconciliation of segment EBITDA Segment EBITDA – Tubular ($ millions) 3Q 2016 2Q 2016 1Q 2016 4Q 2015 3Q 2015 2Q 2015 1Q 2015 Segment earnings (loss) before interest and income taxes ($75) ($78) ($64) ($64) ($50) ($66) $1 Depreciation 17 17 17 16 14 17 17 Segment EBITDA ($58) ($61) ($47) ($48) ($36) ($49) $18 Segment EBITDA – U. S. Steel Europe ($ millions) 3Q 2016 2Q 2016 1Q 2016 4Q 2015 3Q 2015 2Q 2015 1Q 2015 Segment earnings (loss) before interest and income taxes $81 $55 ($14) $6 $18 $20 $37 Depreciation 21 20 19 20 21 20 20 Segment EBITDA $102 $75 $5 $26 $39 $40 $57